NEITHER THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN ACCORDANCE WITH THE INSTRUMENT GOVERNING THE APPLICABLE SECURITY AND PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL TO THE ISSUER THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.


                                     WARRANT

                          FOR SERIES A PREFERRED STOCK

                           ELECTRONIC GAME CARD, INC.

Warrant No. ___                     Warrant  to  purchase  an   aggregate   of
_______ shares

Date of Issuance:  March 24, 2005   of Series A Convertible Preferred Stock


      THIS CERTIFIES that, for value received, ______________________, or his/her/its permitted transferees, successors or assigns (collectively, the "Holder"), is entitled to purchase from ELECTRONIC GAME CARD, INC., a Nevada corporation (the "Company"), at any time, and from time to time, during the exercise period referred to in Section 1 hereof, ___________________________________________________ (_______) fully paid, validly issued and nonassessable shares of either (i) the Company's Series A Convertible Preferred Stock (the "Series A Preferred"), par value $0.00l per share (the "Series A Warrant Shares"), at the initial exercise price of One Dollar and Eighty-Five Cents ($1.85) per share (the "Series A Warrant Share Price") or (ii) the Company's common stock (the "Common Stock"), par value $0.001 per share (the "Common Warrant Shares", and together with the Series A Warrant Shares, as applicable, the "Applicable Warrant Shares"), at the initial exercise price of One Dollar and Eighty-Five Cents ($1.85) per share (the "Common Warrant Share Price", and together with the Series A Warrant Share Price, as applicable, the "Applicable Warrant Share Price"). Securities issuable upon exercise of this Warrant and the Applicable Warrant Share Price payable therefor are subject to adjustment from time to time as hereinafter set forth. As used herein, the term "Warrant" shall include any warrant or warrants hereafter issued in consequence of the exercise of this Warrant Agreement in part or transfer of this Warrant in whole or in part. Capitalized terms used herein and not defined have the respective meanings given to them in that certain Securities Purchase Agreement, dated the date hereof, by and among the Company and the other parties named therein. As used herein, the term "Holders" shall include holders of all Warrants.

      The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

      Subject to Section 4 of this Warrant and the applicable provisions of the Securities Purchase Agreement and applicable law, the Company shall register any permitted transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent (as defined herein) or to the Company. Upon any such registration or permitted transfer, a new warrant to purchase Applicable Warrant Shares, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the permitted transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the permitted transferee thereof shall be deemed the acceptance by such permitted transferee of all of the rights and obligations of a holder of a Warrant. Any permitted transfer or assignment of this Warrant and Applicable Warrant Shares obtained by the Holder in exercise of this Warrant is subject to any applicable restrictions under the Securities Purchase Agreement, if any, and the requirements that such securities be registered under the Securities Act and applicable state securities laws or exempt from registration under such laws, and the provisions of Section 5 of this Warrant.

      1. Exercise; Payment for Ownership Interest.

            (a) Upon the terms and subject to the conditions set forth herein, and specifically subject to satisfying Section 14.5 of this Warrant before the Warrant may be exercisable or may be exercised for Series A Warrant Shares, this Warrant may be exercised in whole or in part by the Holder hereof at any time, or from time to time, on or after the date hereof and on or prior to the earlier to occur of (i) the "Early Expiration Date," as such term is hereinafter defined, and (ii) 5:00:00 p.m. New York local time on MARCH 24, 2010 (the "Expiration Date"), by presentation and surrender of this Warrant to the principal offices of the Company, or at the office of its Transfer Agent, if any, together with the Purchase Form annexed hereto, duly executed, and accompanied by payment to the Company of an amount equal to the Applicable Warrant Share Price multiplied by the number of Applicable Warrant Shares as to which this Warrant is then being exercised in immediately available funds in U.S. dollars by certified or official bank check or wire transfer of the cash purchase price; provided, however, that in each case, the minimum number of Applicable Warrant Shares as to which this Warrant is being exercised shall be the lesser of (i) 5,000 Applicable Warrant Shares or (ii) all Applicable Warrant Shares then held by the Holder on an as exercised basis; provided, further, that in the event of any merger, consolidation or sale, lease or transfer of all or substantially all of the assets of the Company, prior to the Expiration Date, the Holder shall have the right to exercise this Warrant commencing at such time through the Expiration Date into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Series A Preferred Stock or, in the event that this Warrant is not then exercisable into Series A Preferred Stock, shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. Any transfer of Applicable Warrant Shares obtained by the Holder in exercise of this Warrant is subject to the requirement that such transfer be in compliance with the applicable provisions of the Securities Purchase Agreement, if any, and that such securities be registered under the Securities Act, and applicable state securities laws or exempt from registration under such laws. The Holder of this Warrant shall be deemed to be a stockholder of the Applicable Warrant Shares as to which this Warrant is exercised in accordance herewith effective immediately after the close of business on the date on which the Holder shall have delivered to the Company this Warrant in proper form for exercise and payment in U.S. dollars by certified or official bank check or wire transfer of immediately available funds of the cash purchase price for the number of Applicable Warrant Shares as to which the exercise is being made, notwithstanding that the stock transfer books of the Company shall be then closed or that certificates representing such Applicable Warrant Shares shall not then be physically delivered to the Holder. The Company shall not enter into any merger, consolidation or sale, lease or transfer of all or substantially all of the assets of the Company unless effective provision shall be made so as to give effect to the provisions set forth in this subsection (a).

            (i) As used herein, "Early Expiration Date" means ten (10) business days after delivery of written notice by the Company to the Holder that during thirty (30) consecutive trading days prior to delivery of such notice (x) the Market Price (as defined herein) for a share of Common Stock was equal to or greater than Three Hundred Percent (300%) of the then-applicable Common Warrant Share Price, and (y) the average trading volume of the Common Stock was at least One Hundred Thousand (100,000) shares per day (subject to adjustment of such trading volume threshold in the event of stock splits, reverse stock splits, stock dividends, recapitalizations or similar events).

            (ii) As used herein, "Market Price" means, with respect to any applicable security as of any applicable date, (i) the last closing trade price of such security on whichever national securities exchange or trading market (including, without limitation, the Nasdaq and the OTC Bulletin Board) is the principal trading market where such security is listed by the Company for trading (the "Principal Market"), as reported by Bloomberg, or (ii) if the Principal Market should operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to the commencement of extended trading hours on the applicable date, but in no event later than 4:30:00 p.m., New York local time, as reported by Bloomberg, or (iii) if no last trade price is reported for such security by Bloomberg, the average of the bid prices, on the one hand, and the ask prices, on the other hand, of all market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). The applicable trading market for such calculation, whether it is the Principal Market or the

      "pink sheets", is hereafter referred to as the "Trading Market". The Company shall make all determinations pursuant to this paragraph in good faith. In the absence of any available public quotations for the Common Stock, the Board shall determine in good faith the fair value of the Common Stock, which determination shall be set forth in a certificate by the Secretary of the Company.

            (iii) As used herein, "Trading Day" means a day on which the principal Trading Market with respect to the Common Stock is open for the transaction of business.

      (b) If this Warrant shall be exercised in part only, the Company, upon surrender of this Warrant for cancellation, shall execute and deliver, promptly (but in no event more than ten business days after such surrender), a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Applicable Warrant Shares purchasable hereunder as to which the Warrant has not been exercised. If this Warrant is exercised in part, such exercise shall be for a whole number of Applicable Warrant Shares. Upon any exercise and surrender of this Warrant, the Company (i) will issue and deliver to the Holder a certificate or certificates in the name of the Holder for the largest whole number of Applicable Warrant Shares to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional Applicable Warrant Share to which the Holder otherwise might be entitled, cash in an amount equal to the fair value of such fractional Applicable Warrant Share (determined in such reasonable and equitable manner as the Board of Directors of the Company (the "Board") shall in good faith determine), and (ii) will deliver promptly thereafter (but in no event more than ten business days thereafter) to the Holder such other securities, properties and cash which the Holder may be entitled to receive upon such exercise, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

      12. Anti-Dilution Provisions.

            2.1 Adjustments to the Series A Warrant Share Price. The Series A Warrant Share Price in effect at any time and the number and kind of securities issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

            (a) Dividend, Subdivision, Combination or Reclassification of Series A Preferred. In the event that the Company shall at any time or from time to time after the issuance of this Warrant but prior to the exercise hereof:

      (i) make a dividend or distribution on the outstanding shares of Series A Preferred Stock payable in capital stock;

      (ii) subdivide or reclassify or reorganize its outstanding shares of Series A Preferred Stock into a greater number of shares;

      (iii) combine or reclassify or reorganize its outstanding shares of Series A Preferred Stock into a smaller number of shares; or

      (iv) issue, by reclassification of its Common Stock or other reorganization, any capital stock;

then the number and kind of Series A Warrant Shares purchasable upon exercise of this Warrant shall be adjusted so that the Holder upon exercise hereof shall be entitled, upon exercise of this Warrant, to receive the kind and number of shares of Series A Preferred or other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of any of the events described above had this Warrant been exercised into Series A Warrant Shares immediately prior to the happening of such event or any record date with respect thereto. Whenever the number of Series A Warrant Shares purchasable upon exercise hereof is adjusted as herein provided, the Series A Warrant Share Price shall be adjusted by multiplying the Series A Warrant Share Price by a fraction, the numerator of which is equal to the number of shares of Series A Preferred purchasable prior to the adjustment and the denominator of which is equal to the number of shares of Series A Preferred purchasable after the adjustment. An adjustment made pursuant to this Section 2.1(a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or issuance. If, as a result of an adjustment made pursuant to this Section 2.1(a), the Holder of this Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Series A Preferred and any other class of capital stock of the Company, the Board (whose good faith determination shall be applied fairly and ratably to all Holders of Warrants and shall be conclusive and shall be described in a written notice to all Holders of Warrants promptly after such adjustment) shall determine in good faith the allocation of the adjusted Series A Warrant Share Price between or among the shares of such classes of capital stock or shares of Series A Preferred and such other class of capital stock. The adjustment to the number of Series A Warrant Shares purchasable upon the exercise of this Warrant described in this Section 2.1(a) shall be made each time any event listed in paragraphs (i) through (iv) of this
Section 2.1(a) occurs.

            (b) Other Adjustments. In the event that at any time, as a result of an adjustment made pursuant to this Section 2.1, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Series A Preferred, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Series A Preferred contained herein.

            (c) Other Action Affecting Warrant Shares. If the Company takes any action affecting its shares of Series A Preferred after the date hereof, that would be covered by Section 2.1(a) but for the manner in which such action is taken or structured, which would in any way diminish the value of this Warrant, then the Series A Warrant Share Price shall be adjusted in such manner as the Board shall in good faith determine to be equitable under the circumstances.

            2.2 Adjustments to the Common Warrant Share Price. The Common Warrant Share Price in effect at any time and the number and kind of securities issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

            (a) Definition of Additional Stock. The term "Additional Shares of Common Stock" includes all shares of Common Stock issued by the Company after the Date of Issuance, other than:

                  (i) (a) Shares of Common Stock issuable or issued to the
            Company's employees, directors or consultants pursuant to a stock option plan or restricted stock plan or other compensation plan approved by the Board or (b) securities and options, warrants and other rights to purchase securities issued to financial institutions or lessors in connection with commercial credit agreements, equipment financings or similar transactions; provided that the aggregate number of shares of Common Stock issued pursuant to clauses (a) and (b), calculated on a fully-diluted basis as converted or exercised into Common Stock, in excess of 20% of the Company's shares of Common Stock outstanding at any time shall be deemed to be Additional Shares of Common Stock;

                  (ii) Shares of Common Stock issued or issuable pursuant to securities outstanding at the Date of Issuance or agreements to issue such securities or underlying shares of Common Stock which agreements are outstanding at the Date of Issuance;

                  (iii) Shares of Common Stock issued or issuable pursuant to subsection 2.2(b)(iv) below;

                  (iv) Shares of Common Stock issuable upon exercise of options or warrants, or upon conversion of convertible securities or other rights, outstanding as of the Date of Issuance, as well as options and warrants and shares of Common Stock issued or issuable upon exercise of options or warrants issued in connection with the sale by the Company of the Company's Series A Convertible Preferred Stock, and the shares of Common Stock issued or issuable upon conversion of shares of the Company's Series A Convertible Preferred Stock; and

                  (v) Securities and options, warrants and rights to purchase securities issued to other corporations, persons or entities in connection with acquisitions, mergers or similar business combinations, partnership arrangements, strategic alliances, licensing arrangements or similar non-capital raising transactions approved by the Company's Board of Directors, including within this exception securities and option, warrants and rights to purchase securities issued to raise capital provided that the use of proceeds is to consummate such non-capital raising transactions.

            (b) Dividend, Subdivision, Combination or Reclassification of Common Stock. In the event that the Company shall at any time or from time to time after the issuance of this Warrant but prior to the exercise hereof:

(i) make a dividend or distribution on the outstanding shares of Common Stock payable in capital stock;

(ii) subdivide or reclassify or reorganize its outstanding shares of Common Stock into a greater number of shares;

(iii) combine or reclassify or reorganize its outstanding shares of Common Stock into a smaller number of shares; or

(iv) issue, by reclassification of its Common Stock or other reorganization, any Additional Shares of Common Stock;

then the number and kind of Common Warrant Shares purchasable upon exercise of this Warrant shall be adjusted so that the Holder upon exercise hereof shall be entitled, upon exercise of this Warrant, to receive the kind and number of shares of Common Stock or other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of any of the events described above had this Warrant been exercised into Common Warrant Shares immediately prior to the happening of such event or any record date with respect thereto. Whenever the number of Common Warrant Shares purchasable upon exercise hereof is adjusted as herein provided, the Common Warrant Share Price shall be adjusted by multiplying the Common Warrant Share Price by a fraction, the numerator of which is equal to the number of shares of Common Stock purchasable prior to the adjustment and the denominator of which is equal to the number of shares of Common Stock purchasable after the adjustment. An adjustment made pursuant to this Section 2.2(b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or issuance. If, as a result of an adjustment made pursuant to this
Section 2.2(b), the Holder of this Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and any other class of capital stock of the Company, the Board (whose good faith determination shall be applied fairly and ratably to all Holders of Warrants and shall be conclusive and shall be described in a written notice to all Holders of Warrants promptly after such adjustment) shall determine in good faith the allocation of the adjusted Common Warrant Share Price between or among the shares of such classes of capital stock or shares of Common Stock and such other class of capital stock. The adjustment to the number of Common Warrant Shares purchasable upon the exercise of this Warrant described in this Section 2.2(b) shall be made each time any event listed in paragraphs
(i) through (iv) of this Section 2.2(b) occurs.

            (c) Issuance of Common Stock Below Warrant Share Price. If the Company shall issue any Additional Shares of Common Stock after the date hereof (excluding any such issuance for which an adjustment is made under the foregoing subsection (b)), for no consideration or for a consideration per share less than the Common Warrant Share Price in effect on the date of and immediately prior to such issue, then in such event, the Common Warrant Share Price shall be reduced, concurrently with such issue, to a price equal to the quotient obtained by dividing:

                  (A) an amount equal to (x) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Common Warrant Share Price in effect immediately prior to such issuance or sale, plus (y) the aggregate consideration (before deduction of transaction expenses or commission or underwriting discounts or allowances in connection therewith) received or deemed to be received by the Company, if any, upon such issuance or sale, by

                  (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

            (d) Issuance of Options and Convertible Securities Deemed Issuance of Additional Shares of Common Stock. If the Company, at any time or from time to time after the Date of Issuance, shall issue any options, warrants or other rights to purchase Common Stock (collectively, "Options") or securities that, by their terms, directly or indirectly, are convertible into or exchangeable for shares of Common Stock ("Convertible Securities") (in each case other than those securities excluded, pursuant to Section 2.2(a), from the definition of "Additional Shares of Common Stock") or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, in each case other than those securities excluded, pursuant to Section 2.2(a), from the definition of "Additional Shares of Common Stock", then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued pursuant to this Section 2.2(d):

            (i) no further adjustment in the Common Warrant Share Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities and, upon the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Common Warrant Share Price then in effect hereunder shall forthwith be increased to the Common Warrant Share Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding;

            (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Common Warrant Share Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities, provided that no readjustment pursuant to this clause (ii) shall have the effect of increasing the Common Warrant Share Price to an amount which exceeds the lower of (A) the Common Warrant Share Price on the original adjustment date, or (B) the Common Warrant Share Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

            (iii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Company, or increase in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Common Warrant Share Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such decrease or increase becoming effective, be recomputed to reflect such decrease or increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities, provided that no readjustment pursuant to this clause (iii) shall have the effect of decreasing the Common Warrant Share Price to an amount which exceeds the lower of (A) the Common Warrant Share Price on the original adjustment date, or (B) the Common Warrant Share Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date; and

            (iv) if such Options or Convertible Securities cover shares which are excluded from the definition of Additional Shares of Common Stock by
      Section 2.2(a), then this Section 2.2(d) shall not apply to those underlying shares.

            (e) Determination of Consideration. For purposes of Subsections 2.2(c) and 2.2(d), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                  (A) Cash and Property: Such consideration shall:

                        (1) insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                        (2) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board.

                  (B) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 2.2(d), relating to Options and Convertible Securities, shall be determined by dividing

                        (1) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                        (2) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

In the event that at any time, as a result of an adjustment made pursuant to this Section 2.2, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained herein.

            (f) Other Action Affecting Warrant Shares. If the Company takes any action affecting its shares of Common Stock after the date hereof, that would be covered by Section 2.2 but for the manner in which such action is taken or structured, which would in any way diminish the value of this Warrant, then the Common Warrant Share Price shall be adjusted in such manner as the Board shall in good faith determine to be equitable under the circumstances.

            2.3 Notice of Adjustments. Upon the occurrence of each adjustment or readjustment of the Applicable Warrant Share Price pursuant to this Section 2, the Company at its expense will as promptly as possible, but in any event within ten (10) business days, compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment, including a statement of the adjusted Applicable Warrant Share Price or adjusted number of shares of Applicable Warrant Shares issuable upon exercise of each Warrant, describing in reasonable detail the transaction giving rise to such adjustments and showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith mail, by first class mail, postage prepaid, a copy of each such certificate to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, and to its Transfer Agent.

            2.4 Other Notices. If at any time:

            (a) the Company shall (i) offer for subscription pro rata to the holders of shares of the Series A Preferred or Common Stock any additional equity in the Company or other rights; or (ii) pay a dividend in additional shares of Series A Preferred or Common Stock or distribute securities or other property or assets to the holders of shares of Series A Preferred or Common Stock (including, without limitation, cash, evidences of indebtedness and equity and debt securities);

            (b) there shall be any capital reorganization or reclassification or consolidation or merger of the Company with, or sale, transfer or lease of all or substantially all of its assets to, another entity; or

            (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (x) at least 10 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such subscription rights, dividend, distribution or issuance; provided that such ten (10) day period shall be increased to thirty (30) days in the case of Section 2.4(a)(ii), and (y) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place if no stockholder vote is required and at least 10 days' prior written notice of the record date for stockholders entitled to vote upon such matter if a stockholder vote is required. Such notice in accordance with the foregoing clause (x) shall also specify, in the case of any such subscription rights, the date on which the holders of shares of Series A Preferred or Common Stock shall be entitled to exercise their rights with respect thereto, and such notice in accordance with the foregoing clause (y) shall also specify the date on which the holders of shares of Series A Preferred or Common Stock shall be entitled to exchange their shares of Series A Preferred or Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

            2.5 Adjustment Calculations. No adjustment in the Applicable Warrant Share Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Section 2.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 2 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

            2.6 Appraisal. If a majority in interest of the Holders reasonably disagrees with any of the Board's determinations referred to in this Section 2 (each, a "Determination"), and such majority of Holders shall notify the Company of its disagreement by furnishing to the Company a written notice setting forth in reasonable detail the fact of such dispute, the basis for such dispute, and such Holders' alternative calculation (such notice, a "Determination Dispute Notice"), and such Determination Dispute Notice is received by the Company within seven (7) days of the Company having given notice of the Determination to the Holders, then the Company and a majority in interest of such Holders (the "Warrant Representative") shall resolve such Determination Dispute in accordance with the terms and provisions of this Section 2.6. The Holders agree that this
Section 2.6 sets forth the exclusive mechanism for the Holders to make any such dispute and to resolve the same, and shall not be entitled to make any such dispute in any other manner. The Company and the Warrant Representative shall use good faith efforts to mutually agree upon the designation of a single Qualified Appraiser (as defined below) within seven (7) business days of the receipt by the Company of a valid Determination Dispute Notice received by the Company in within the time period set forth above in this Section 2.6. If such a single Qualified Appraiser is designated, that person shall make a Determination. If the Company and the Warrant Representative do not so agree upon the designation of a single Qualified Appraiser within such period, then within five (5) business days following the end of such period, each of the Company and the Warrant Representative by written notice to the other shall designate a Qualified Appraiser (or if any party fails to so select a Qualified Appraiser within the time period specified, the Person selected by the other party shall be the Qualified Appraiser) and the two Qualified Appraisers so designated shall within ten (10) business days of their designation jointly designate a third Qualified Appraiser, and such third Qualified Appraiser so designated, solely, shall independently make a Determination. The parties may submit the basis for their respective views to the Qualified Appraiser in writing. In such event, each party shall furnish its submission to the other party at the same time as the submission is furnished to the Qualified Appraiser, and the other party shall have two (2) business days within which to furnish a single rebuttal to such original submission. The Qualified Appraiser may consider such submissions in reaching the Determination. If there is only a single Qualified Appraiser, the fees and expenses of the Qualified Appraiser shall be paid equally by the Company and the Warrant Representative. If three Qualified Appraisers are appointed, the Company shall pay the fees and expenses of the Qualified Appraiser which it appoints, the Warrant Representative shall pay the fees and expenses of the Qualified Appraiser which it appoints, and the fees and expenses of the third Qualified Appraiser shall be shared equally by the Company and the Warrant Representative. The designated Qualified Appraiser shall make the Determination not later than ten (10) business days following the appointment of the Qualified Appraiser making the Determination. The Determination made by the applicable Qualified Appraiser shall be final, conclusive and binding on the parties hereto. None of the Qualified Appraisers shall be affiliated with any of the Company, the Warrant Representative or another Qualified Appraiser. For the purposes of this Agreement, "Qualified Appraiser" shall mean an individual who is engaged on a regular basis (although not necessarily full time) in valuing securities or arrangements similar to this Agreement, as the case may be, and may include (but shall not be limited to) professional business appraisers, investment bankers or accountants.

      3. No Voting Rights as Stockholders or Liabilities. Except as otherwise provided herein, this Warrant shall not be deemed to confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof. Nothing contained in this Warrant shall be deemed as imposing any liabilities on the Holder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

      4. Warrants and Warrant Shares Not Transferable Except as Expressly Provided in This Section. This Warrant and the underlying shares of Series A Preferred and Common Stock may not be offered, sold or transferred except in compliance with the applicable terms of the Securities Purchase Agreement and the instruments and agreements executed and delivered in connection therewith, and the Securities Act, and any applicable state securities laws, or an exception therefrom, and then only against receipt of an agreement of the person to whom such offer or sale or transfer is made to comply with the provisions of this Warrant with respect to any resale or other disposition of such securities; provided that no such agreement shall be required from any person purchasing this Warrant or the underlying shares of Common Stock pursuant to a registration statement effective under the Securities Act. No such disposition shall occur without an opinion of such Holder's counsel, which opinion shall be reasonably satisfactory to the Company's counsel.

      5. Warrants Exchangeable; Assignment; Loss, Theft, Destruction, Etc. This Warrant is exchangeable, without expense, upon surrender hereof by the Holder hereof at the principal offices of the Company, or at the office of its Transfer Agent, if any, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the Applicable Warrant Shares which may be subscribed for and purchased hereunder, each such new Warrant to represent the right to subscribe for and purchase such Applicable Warrant Shares as shall be designated by such Holder hereof at the time of such surrender. Upon surrender of this Warrant to the Company at its principal office, or at the office of its Transfer Agent, if any, with an instrument of assignment duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled; provided, that no such assignment shall be effected except in accordance with the terms and conditions of the Securities Purchase Agreement and Section 4 of this Warrant. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company, or at the office of its Transfer Agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof; provided, that no such assignment, transfer or other disposition of this Warrant shall be effected except in accordance with the terms and conditions of the Securities Purchase Agreement and Section 4 of this Warrant. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant, the Company will issue to the Holder hereof a new Warrant of like tenor, in lieu of this Warrant, representing the right to subscribe for and purchase the Warrant Shares which may be subscribed for and purchased hereunder. Any such new Warrant executed and delivered shall constitute an additional contractual obligation of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

      6. Legends; Investment Representations. Any certificate evidencing the securities issued upon exercise of this Warrant shall bear a legend in substantially the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY OTHER APPLICABLE SECURITIES LAWS IS AVAILABLE.

      7. Modifications and Waivers. The Holder of this Warrant acknowledges and agrees that the terms of this Warrant may be amended, modified or waived only by the written agreement between the Holder and the Company.

      8. Expenses. The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of this Warrant and all substitute Warrants. The Holder shall pay all taxes in connection with any sale, assignment or other transfer of this Warrant.

      9. Books. The Company shall maintain, at the office or agency of the Company maintained by the Company, books for the registration and transfer of the Warrant.

      10. Reservation of Warrant Shares. Subject to Section 14.5 of this Warrant, the Company covenants and agrees that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Series A Preferred or its authorized and issued Series A Preferred held in its treasury, and out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, solely for the purpose of enabling it to satisfy any obligation to issue Applicable Warrant Shares upon exercise of this Warrant, the maximum number of shares of Series A Preferred and Common Stock which may then be deliverable upon the exercise of this Warrant. The Company or, if appointed, the transfer agent for the Series A Preferred (the "Transfer Agent"), and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Warrant on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to the Holder pursuant to Section 2 hereof. The Company covenants that all Applicable Warrant Shares which may be issued upon exercise of this Warrant will, upon issue, be validly issued, fully paid and nonassessable, not subject to any preemptive rights, and free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof.

      11. Registration. Pursuant to a certain Registration Rights Agreement of even date herewith between the Company and the Holder, among other parties, the Company is required to register under the Securities Act, the Common Warrant Shares and the Common Stock underlying the Series A Warrant Shares which may be acquired by such Holder. Any permitted transferee must become a party to said Registration Rights Agreement in order to have the benefit of the same.

      12. Listing on Securities Exchanges; Registration. If, and so long as, any class of the Company's Common Stock shall be listed on any national securities exchange (as defined in the Exchange Act) or NASDAQ or the OTC Bulletin Board, the Company shall use its reasonable best efforts to, at its expense, obtain and maintain the approval for listing upon official notice of issuance of all shares of Common Warrant Shares and shares of Common Stock underlying the Series A

Warrant Shares and maintain the listing of such shares after their issuance; and the Company will so list on such national securities exchange or NASDAQ or the OTC Bulletin Board, if applicable, will register under the Exchange Act (or any similar statute then in effect), and will maintain such listing of, any other securities that at any time are issuable upon exercise of this Warrant if and at the time any securities of the same class shall be listed on such national securities exchange or NASDAQ or OTC Bulletin Board by the Company.

      13. No Dilution or Impairment. The Company will not act for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms of this Warrant, by amendment of its certificate or articles of incorporation or other organizational documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, but will, at all times, in good faith, assist in the carrying out of all such terms. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise.

      14. Miscellaneous.

            14.1 Notices. All notices and other communications shall be mailed by first-class certified or registered mail, postage prepaid, sent by reputable overnight delivery, delivered by hand or sent by facsimile as follows:

                  If to the Company:

                  Electronic Game Card, Inc.
                  712 Fifth Avenue, 19th Floor
                  New York, New York  10019
                  Attention:  Private Placement
                  Telephone:  (646) 723-8936
                  Facsimile:  (212) 581 1922

                  If to the Holder:

                  The address and/or facsimile furnished to the Company in writing by the last registered Holder of this Warrant who shall have furnished an address and/or facsimile to the Company in writing;

except that any of the foregoing may from time to time by written notice to the other designate another address which shall thereupon become its effective address for the purposes of this paragraph. Any notices, requests or consents hereunder shall be deemed given, and any instruments delivered, five days after they have been mailed by first-class certified or registered mail U.S. Mail, postage prepaid, or upon receipt if delivered by a reputable overnight courier or if delivered personally or by facsimile transmission.

      14.2 Entire Agreement. This Warrant, including the exhibits and documents referred to herein which are a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter and may be amended only by a written instrument executed by the parties hereto or their successors or assigns. Any paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

      14.3 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. The parties hereto hereby agree that any suit or proceeding arising under this Warrant, or in connection with the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the County of New York and State of New York. By its execution hereof, both the Company and the undersigned hereby consent and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the County of New York and State of New York and agree that any process in any suit or proceeding commenced in such courts under this Warrant may be served upon it personally or by certified or registered mail, return receipt requested, or by Federal Express or other courier service, with the same force and effect as if personally served upon the applicable party in New York and in the city or county in which such other court is located. The parties hereto each waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense of lack of in personam jurisdiction with respect thereto.

      14.4 Headings. The headings of this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

      14.5 Amendment of Certificate of Incorporation Required Before Warrant Is Exercisable. Notwithstanding anything to the contrary contained in this Warrant, this Warrant may not be exercised into Series A Warrant Shares until the Company's amendment to its Certificate of Incorporation in order to authorize the Series A Preferred Stock has become effective under applicable law, including securities laws. The Company undertakes to accomplish such amendment in accordance with applicable laws, including securities laws, as soon as practicable. In addition, notwithstanding anything to the contrary contained in this Warrant, the Company shall not be required to reserve any shares of Series A Preferred for issuance upon exercise of this Warrant until this Warrant shall have become exercisable for Series A Preferred. FURTHERMORE, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS WARRANT, THIS WARRANT MAY BE EXERCISED DIRECTLY TO ACQUIRE THE COMMON STOCK AT ANY TIME, WHETHER OR NOT THE SERIES A PREFERRED IS EVER AUTHORIZED AND IS IMMEDIATELY EXERCISABLE FOR SUCH COMMON STOCK NOTWITHSTANDING THAT THE SERIES A PREFERRED IS NOT YET AUTHORIZED.

             [the balance of this page is intentionally left blank]

      IN WITNESS WHEREOF, this Warrant has been executed as of the date first written above.


                                    ELECTRONIC GAME CARD, INC.


                                       By:
                                          ---------------------------
                                          Name:
                                          Title:

                                  PURCHASE FORM



Dated: __________

      The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _____ [Common][Series A] Warrant Shares and hereby makes full cash payment of $_____________ in payment of the exercise price thereof.

      The undersigned has had the opportunity to ask questions of and receive answers from the officers of Electronic Game Card, Inc. (the "Company") regarding the affairs of the Company and related matters, and has had the opportunity to obtain additional information necessary to verify the accuracy of all information so obtained.

      [The undersigned understands that the shares have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction, and hereby represents to the Company that the undersigned is acquiring the shares for its own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such shares.] [This may not apply depending upon whether a registration statement is effective.]



                                          --------------------------------------
                                          (Signature)

                                          --------------------------------------
                                          (Print or type name)

                                          --------------------------------------
                                          (Address)


      NOTICE: The signature of this Purchase Form must correspond with the name as written upon the face of the within Warrant, or upon the assignment thereof, if applicable, in every particular, without alteration, enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT



[To be completed and signed only upon transfer of Warrant)

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the right represented by the within Warrant to purchase Applicable Warrant Shares of to which the within Warrant relates and appoints attorney to transfer said right on the books of with full power of substitution in the premises.

Dated:      __________________ ___,  200__


(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                                         Address of Transferee:

                                          --------------------------------------

                                          --------------------------------------

In the presence of:

-------------------------


                               CONSENT OF ASSIGNEE

      I HEREBY CONSENT to abide by the terms and conditions of the within Warrant.

Dated:_________
                                          --------------------------------------
                                          (Signature of Assignee)

                                          --------------------------------------
                                          (Print or type name)